                        ANNUAL REPORT / OCTOBER 31, 2001

                               AIM WEINGARTEN FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                       THE VIOLIN BOX by Suzanne Valadon

          IN THE ART OF INVESTING, SUCCESS DOES NOT ALWAYS COME IN AN

              INSTANT-IT IS USUALLY ACHIEVED OVER TIME. VALADON'S

          UNFORGETTABLE OILS MAKE THIS POINT, OFTEN TAKING 13 YEARS OF

            DEDICATION AND DILIGENCE TO COMPLETE. HER RICHLY COLORED

      "VIOLIN BOX" REMINDS US ALL THAT ALL GOOD THINGS ARE WORTH THE WAIT.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Weingarten Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance. An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

                   We understand how challenging the fiscal year covered by this
[PHOTO OF          report--October 31, 2000, to October 31, 2001--has been. Even
ROBERT H.          before September's terrorist attacks, the slowdown in the
GRAHAM]            economy and equity markets had been more persistent than
                   anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                        As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                        To give you some idea of how harsh the equity
                   environment has been, for major domestic and global benchmarks--the S&P 500, the Dow Jones Industrials, the
Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
For the fiscal year covered by this report, your fund's performance disappointed. For example, Class A shares of AIM Weingarten Fund returned -47.38% at net asset value, as the fund's aggressive growth investment style was very much out of favor. By contrast, the Russell 1000 Growth Index returned -39.95%. It is worth noting, however, that the negative return for this fiscal year follows 10 consecutive years of positive returns, many times in the double digits. And as shown in the long-term performance chart later in this report, over time AIM Weingarten Fund significantly outpaces its benchmark.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?

In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

PROLONGED BEAR MARKET HURTS FUND PERFORMANCE

HOW DID AIM WEINGARTEN FUND PERFORM DURING THE FISCAL YEAR?
Like most domestic equity funds that invest in growth stocks, AIM Weingarten Fund's returns were negative. For the fiscal year ended October 31, 2001, the fund's Class A, Class B and Class C shares returned -47.38%, -47.75% and -47.77%, respectively, excluding sales charges. The fund's returns were in line with other multi-cap growth funds; for the fiscal year, the Lipper Multi-Cap Growth Fund Index returned -42.04%.
    The Standard & Poor's 500 Index (S&P 500), returned -24.89% for the fiscal year. Despite underperforming its index for the fiscal year, AIM Weingarten Fund continued to outperform the S&P 500 since inception (June 17, 1969), with the fund's Class A shares providing average annual total returns of 12.88% at net asset value versus the S&P 500's average annual total returns of 11.47% (see chart below). Indeed, the fund has delivered positive total returns for 26 of its 32 years.

WHAT WERE THE MAJOR TRENDS IN THE ECONOMY AND THE FINANCIAL MARKETS DURING THE FISCAL YEAR?
The economy remained weak even as the U.S. Federal Reserve (the Fed) aggressively cut short-term interest rates and Congress approved $38 billion in tax rebates to 92 million Americans. In nine separate rate cuts, the Fed reduced interest rates from 6.5% to 2.5% (the lowest since 1962), hoping that lower interest rates would spur consumers to spend and businesses to expand.
    But neither the economy nor the stock markets responded. Indeed, U.S. gross domestic product (the broadest measure of economic activity) declined from a robust annualized rate of 5.6% in the second quarter of 2000 to an anemic annualized rate of 0.3% in the second quarter of 2001--and revised estimates indicated the economy contracted at an annualized rate of 1.1% in the third quarter of 2001. Deteriorating corporate earnings and rising unemployment prompted many investors to abandon higher priced growth stocks for lower priced, more defensive value stocks. Others simply abandoned the stock market altogether in favor of fixed-income investments.
    The terrorist attacks of September 11 exacerbated an already difficult market. Following the attacks, markets closed for nearly a week--the longest suspension of trading since the Great Depression. After the markets reopened on September 17, the Dow Jones Industrial Average experienced its worst week in more than 60 years, losing more than 14% of its value in just five days. Markets eventually strengthened and recouped most or all of their losses by the end of October.

HOW DID YOU MANAGE AIM WEINGARTEN FUND?
Despite market difficulties, we continued to practice the fund's investment discipline, but market conditions made that difficult. Investors' preference for value stocks over growth stocks forced us to focus on core growth stocks--well-estab-

AIM WEINGARTEN FUND AT A GLANCE

                    AIM Weingarten Fund seeks long-term growth of capital by investing primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.

[THE VIOLIN BOX     INVESTMENT STYLE: GROWTH (Focuses on the growth potential of
 PICTURE HERE]      a company's earnings, the most tangible measure of growth
                    and success)

                    o Aggressively invests in companies with strong earnings-growth potential, across all market sectors

                    o Invests in core holdings-well-established companies with long-term records of above-average earnings growth

                    o Invests in earnings-momentum holdingsNcompanies experiencing a recent burst in profitability

AVERAGE ANNUAL TOTAL RETURNS
AT NET ASSET VALUE

6/17/69-10/31/01

                                [BAR CHART HERE]

================================================================================
AIM Weingarten Fund
  Class A Shares                12.88%

S&P 500
  Index                         11.47%
================================================================================
Source: Lipper, Inc. Index return as of closest month end.

PORTFOLIO COMPOSITION

As of 10/31/01, based on total net assets

==============================================================================================
TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------
1.  Johnson & Johnson                  4.1%     1.  Pharmaceuticals                       13.7%
2.  Lowe's Cos., Inc.                  3.2      2.  Diversified Financial Services         7.3
3.  Freddie Mac                        3.1      3.  Health Care Distributors & Services    5.9
4.  Fannie Mae                         3.0      4.  Health Care Facilities                 5.6
5.  Electronic Data Systems Corp.      2.9      5.  Aerospace & Defense                    4.3
6.  Lockheed Martin Corp.              2.8      6.  IT Consulting & Services               4.0
7.  First Data Corp.                   2.4      7.  Health Care Equipment                  3.6
8.  HCA Inc.                           2.4      8.  Systems Software                       3.3
9.  Microsoft Corp.                    2.3      9.  Home Improvement Retail                3.2
10. Mirant Corp.                       2.1      10. Managed Health Care                    3.0

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.

==============================================================================================

lished companies with long-term records of above-average earnings growth--rather than earnings momentum growth stocks, or stocks of companies experiencing a recent burst in profitability. We believe these well-established core names offer relative safety during times of economic and political uncertainty, especially when future corporate earnings cannot be discerned.
    While the fund formerly held a large number of technology names because of their rapidly accelerating earnings, we have become much more leery of technology stocks in recent months. While we believe some tech names probably offer good value, we haven't seen their earnings turn up yet--so we will continue to wait for some sort of catalyst on the earnings front. While no one can say with certainty when the economy will begin to strengthen, we used our bottom-up analysis to try to position the fund so that it will benefit from an economic upturn when it comes. Until we see a significant improvement in corporate earnings, we're comfortable to hold well-diversified core growth stocks for the foreseeable future.

HOW WAS THE FUND POSITIONED AT THE CLOSE OF THE FISCAL YEAR?
At the close of the fiscal year, the fund was overweight (relative to the S&P
500) in financial and health care stocks, and somewhat underweight in information technology and consumer discretionary stocks. Because of the relatively inelastic demand for health care, many health care stocks have performed well, even during the current bear market. Indeed, health care was the best-performing sector in the S&P 500 during the third quarter of 2001. Many financial stocks have benefited since January, when the Fed began its series of aggressive interest rate cuts.
    Earlier in the year we held a number of energy stocks and utility stocks (primarily independent power producers), but during the second half of the fiscal year we scaled back those holdings. Historically, a weak economy means less demand for oil and electricity. For much of the fiscal year oil prices drifted downward and the utility industry was mired in political controversy in California, Washington, D.C., and elsewhere.

WHAT WERE SOME OF THE FUND'S MAJOR HOLDINGS?
Major holdings in AIM Weingarten Fund at the close of the reporting period included:
o Lowe's, the nation's #2 home improvement retailer, has benefited from a robust real estate market and consumers' desire to fix up their homes.
o Electronic Data Systems, the largest independent systems consulting service in the United States, continues to expand and broaden its offerings through acquisitions.
o Lockheed Martin, the world's largest defense contractor, recently was named the main contractor for the military's Joint Strike Fighter--a contract potentially worth up to $200 billion over 40 years.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
The economy remained weak, corporate earnings "visibility" remained clouded and unemployment continued to rise. The nation's unemployment rate rose from 4.9% in September to 5.4% in October as companies cut more than 400,000 jobs in October--the most in 21 years. Concerns about the economy and the continued threat of terrorism eroded consumer confidence, which plummeted following the attacks.
    Still, there were positive economic signs--signs that caused the markets to rise in October. An economic stimulus package was being debated in Congress and the Fed maintained its bias toward cutting interest rates. The government was stepping up its security efforts at home while the military was pounding terrorist sites in Afghanistan. Inflation remained low and oil prices continued to decline. Stocks were favorably priced and there was a considerable amount of cash in money market accounts that could potentially be deployed back into stocks.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE


AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges

================================================================================
CLASS A SHARES
  Inception (6/17/69)                   12.69%
  10 Years                               6.53
   5 Years                               1.66
   1 Year                              -50.28

CLASS B SHARES
  Inception (6/26/95)                    5.17%
   5 Years                               1.82
   1 Year                              -49.96

CLASS C SHARES
  Inception (8/4/97)                    -3.47%
   1 Year                              -48.21

In addition to fund returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter end, which were as follows. Class A shares, inception (6/17/69), 12.66%; 10 years, 6.51%; five years, 1.42%; one year, -55.57%. Class B shares, inception (6/26/95), 4.96%; five years, 1.56%; one year, -55.29%. Class C shares, inception (8/4/97), -3.93%; one year, -53.72%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
AIM WEINGARTEN FUND

6/30/69-10/31/02

========================================================================
                      S&P 500                              Fund Class
                    Mnthly Reinv                            A Shares
------------------------------------------------------------------------

06/30/1969             10,000           06/17/1969            9,450
10/31/1969             10,063           10/31/1969            9,412
10/31/1970              8,948           10/31/1970            8,239
10/31/1971             10,456           10/31/1971           11,479
10/31/1972             12,748           10/31/1972           14,242
10/31/1973             12,749           10/31/1973           12,901
10/31/1974              9,080           10/31/1974            8,113
10/31/1975             11,438           10/31/1975           10,270
10/31/1976             13,744           10/31/1976           10,492
10/31/1977             12,914           10/31/1977           12,919
10/31/1978             13,734           10/31/1978           15,590
10/31/1979             15,855           10/31/1979           21,778
10/31/1980             20,946           10/31/1980           40,403
10/31/1981             21,066           10/31/1981           40,775
10/31/1982             24,496           10/31/1982           46,283
10/31/1983             31,342           10/31/1983           65,454
10/31/1984             33,338           10/31/1984           63,085
10/31/1985             39,782           10/31/1985           75,461
10/31/1986             52,984           10/31/1986          107,199
10/31/1987             56,375           10/31/1987          113,273
10/31/1988             64,694           10/31/1988          127,769
10/31/1989             81,744           10/31/1989          172,650
10/31/1990             75,630           10/31/1990          165,700
10/31/1991            100,902           10/31/1991          240,064
10/31/1992            110,941           10/31/1992          256,524
10/31/1993            127,481           10/31/1993          272,346
10/31/1994            132,398           10/31/1994          282,539
10/31/1995            167,363           10/31/1995          362,254
10/31/1996            207,665           10/31/1996          415,916
10/31/1997            274,323           10/31/1997          527,513
10/31/1998            334,708           10/31/1998          592,670
10/31/1999            420,602           10/31/1999          821,856
10/31/2000            446,165           10/31/2000          908,729
10/31/2001            335,400           10/31/2001          478,338

*Inception
Source:  Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

The chart compares AIM Weingarten Fund Class A shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 6/17/69-10/31/01. (Data for the Index are for the period 6/30/69-10/31/01.)
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Index performance does not reflect deduction of taxes either.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

     A I M Capital Management, Inc.
     A I M Distributors, Inc.
     The AIM Family of Funds--Registered Trademark--
     AMVESCAP National Trust Company


AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," long in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                                   MARKET
                                                  SHARES           VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-86.69%

AEROSPACE & DEFENSE-4.25%

General Dynamics Corp.                               904,300   $   73,790,880
-----------------------------------------------------------------------------
Lockheed Martin Corp.                              2,911,600      141,998,732
=============================================================================
                                                                  215,789,612
=============================================================================

APPLICATION SOFTWARE-1.11%

Intuit Inc.(a)                                     1,404,300       56,480,946
=============================================================================

BANKS-2.77%

Bank of America Corp.                              1,413,400       83,376,466
-----------------------------------------------------------------------------
Washington Mutual, Inc.                            1,903,000       57,451,570
=============================================================================
                                                                  140,828,036
=============================================================================

BIOTECHNOLOGY-0.95%

Invitrogen Corp.(a)                                  613,700       37,644,358
-----------------------------------------------------------------------------
Serono S.A.-Class B (Switzerland)                     13,420       10,602,947
=============================================================================
                                                                   48,247,305
=============================================================================

CASINOS & GAMING-0.83%

International Game Technology(a)                     827,300       42,233,665
=============================================================================

COMPUTER & ELECTRONICS RETAIL-1.47%

Best Buy Co., Inc.(a)                              1,095,900       60,164,910
-----------------------------------------------------------------------------
Blockbuster Inc.-Class A                             577,000       14,471,160
=============================================================================
                                                                   74,636,070
=============================================================================

COMPUTER HARDWARE-1.15%

International Business Machines Corp.                541,100       58,476,677
=============================================================================

CONSUMER FINANCE-1.39%

AmeriCredit Corp.(a)                               1,571,800       24,362,900
-----------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                1,158,600       46,262,898
=============================================================================
                                                                   70,625,798
=============================================================================

DATA PROCESSING SERVICES-2.42%

First Data Corp.                                   1,817,200      122,788,204
=============================================================================

DEPARTMENT STORES-0.60%

Kohl's Corp.(a)                                      547,900       30,468,719
=============================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.66%

H&R Block, Inc.                                      989,300       33,715,344
=============================================================================

DIVERSIFIED FINANCIAL SERVICES-7.27%

Citigroup Inc.                                     1,315,200       59,867,904
-----------------------------------------------------------------------------
Fannie Mae                                         1,877,700      152,018,592
-----------------------------------------------------------------------------
Freddie Mac                                        2,322,600      157,518,732
=============================================================================
                                                                  369,405,228
=============================================================================

ELECTRIC UTILITIES-2.60%

Calpine Corp.(a)                                     998,500       24,712,875
-----------------------------------------------------------------------------

                                                                   MARKET
                                                  SHARES           VALUE
ELECTRIC UTILITIES-(CONTINUED)

Mirant Corp.(a)                                    4,134,100   $  107,486,600
=============================================================================
                                                                  132,199,475
=============================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.95%

Celestica Inc. (Canada)(a)                         1,496,100       51,346,152
-----------------------------------------------------------------------------
Waters Corp.(a)                                    1,341,900       47,624,031
=============================================================================
                                                                   98,970,183
=============================================================================

ENVIRONMENTAL SERVICES-0.94%

Waste Management, Inc.                             1,940,300       47,537,350
=============================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-5.85%

AdvancePCS(a)                                        600,000       36,462,000
-----------------------------------------------------------------------------
AmerisourceBergen Corp.                              890,000       56,568,400
-----------------------------------------------------------------------------
Cardinal Health, Inc.                                723,000       48,520,530
-----------------------------------------------------------------------------
Express Scripts, Inc.(a)                             902,900       36,964,726
-----------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)              850,000       73,270,000
-----------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                            695,100       45,445,638
=============================================================================
                                                                  297,231,294
=============================================================================

HEALTH CARE EQUIPMENT-3.59%

Baxter International Inc.                          2,179,800      105,436,926
-----------------------------------------------------------------------------
Biomet, Inc.(a)                                      640,200       19,526,100
-----------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                            808,500       57,403,500
=============================================================================
                                                                  182,366,526
=============================================================================

HEALTH CARE FACILITIES-5.61%

HCA Inc.                                           3,044,200      120,732,972
-----------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                          1,736,500       99,883,480
-----------------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)         1,601,200       64,672,468
=============================================================================
                                                                  285,288,920
=============================================================================

HOME IMPROVEMENT RETAIL-3.23%

Lowe's Cos., Inc.                                  4,819,900      164,358,590
=============================================================================

IT CONSULTING & SERVICES-3.97%

Affiliated Computer Services, Inc.- Class
  A(a)                                               645,300       56,818,665
-----------------------------------------------------------------------------
Electronic Data Systems Corp.                      2,255,500      145,186,535
=============================================================================
                                                                  202,005,200
=============================================================================

LEISURE PRODUCTS-1.22%

Mattel, Inc.(a)                                    3,264,000       61,787,520
=============================================================================

MANAGED HEALTH CARE-2.99%

Caremark Rx, Inc.(a)                               3,742,400       50,148,160
-----------------------------------------------------------------------------
UnitedHealth Group Inc.                            1,552,400      102,070,300
=============================================================================
                                                                  152,218,460
=============================================================================

                                                                   MARKET
                                                  SHARES           VALUE

MOVIES & ENTERTAINMENT-0.68%

AOL Time Warner Inc.(a)                            1,105,000   $   34,487,050
=============================================================================

MULTI-LINE INSURANCE-1.47%

American International Group, Inc.                   947,600       74,481,360
=============================================================================

MULTI-UTILITIES-1.28%

Dynegy Inc.-Class A                                1,808,900       64,939,510
=============================================================================

PHARMACEUTICALS-13.73%

Allergan, Inc.                                       729,900       52,399,521
-----------------------------------------------------------------------------
Biovail Corp. (Canada)(a)                          1,670,900       78,966,734
-----------------------------------------------------------------------------
Elan Corp. PLC-ADR (Ireland)(a)                    1,069,700       48,831,805
-----------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                         920,000       68,429,600
-----------------------------------------------------------------------------
IVAX Corp.(a)                                      1,278,400       26,271,120
-----------------------------------------------------------------------------
Johnson & Johnson                                  3,593,700      208,111,167
-----------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                      1,028,233       40,090,805
-----------------------------------------------------------------------------
Mylan Laboratories, Inc.                             853,200       31,457,484
-----------------------------------------------------------------------------
Pfizer Inc.                                        1,609,800       67,450,620
-----------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         1,230,000       76,014,000
=============================================================================
                                                                  698,022,856
=============================================================================

PROPERTY & CASUALTY INSURANCE-1.80%

MGIC Investment Corp.                                847,600       43,854,824
-----------------------------------------------------------------------------
Radian Group Inc.                                  1,399,300       47,394,291
=============================================================================
                                                                   91,249,115
=============================================================================

SEMICONDUCTOR EQUIPMENT-1.40%

KLA-Tencor Corp.(a)                                1,260,400       51,499,944
-----------------------------------------------------------------------------
Lam Research Corp.(a)                              1,039,700       19,712,712
=============================================================================
                                                                   71,212,656
=============================================================================

SEMICONDUCTORS-2.70%

Analog Devices, Inc.(a)                              608,100       23,107,800
-----------------------------------------------------------------------------
Intel Corp.                                        2,201,400       53,758,188
-----------------------------------------------------------------------------
Microchip Technology Inc.(a)                         505,200       15,772,344
-----------------------------------------------------------------------------

                                                                   MARKET
                                                  SHARES           VALUE
SEMICONDUCTORS-(CONTINUED)

NVIDIA Corp.(a)                                    1,044,300   $   44,758,698
=============================================================================
                                                                  137,397,030
=============================================================================

SPECIALTY STORES-2.48%

AutoZone, Inc.(a)                                    218,300       12,777,099
-----------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                          2,583,700       64,747,522
-----------------------------------------------------------------------------
Office Depot, Inc.(a)                              3,566,800       48,508,480
=============================================================================
                                                                  126,033,101
=============================================================================

SYSTEMS SOFTWARE-3.29%

Computer Associates International, Inc.            1,708,600       52,829,912
-----------------------------------------------------------------------------
Microsoft Corp.(a)                                 1,967,800      114,427,570
=============================================================================
                                                                  167,257,482
=============================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.04%

Sprint Corp. (PCS Group)(a)                        2,376,300       52,991,490
=============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $4,270,183,965)                           4,405,730,772
=============================================================================

                                                 PRINCIPAL
                                                  AMOUNT
U.S. TREASURY SECURITIES-0.49%

U.S. TREASURY BILLS-0.49%

2.56%, 12/20/01 (Cost $24,928,201)(b)          $25,000,000(c)      24,928,201
=============================================================================

                                                  SHARES
MONEY MARKET FUNDS-10.45%

STIC Liquid Assets Portfolio(d)                  265,630,548      265,630,548
-----------------------------------------------------------------------------
STIC Prime Portfolio(d)                          265,630,548      265,630,548
=============================================================================
    Total Money Market Funds (Cost
      $531,261,096)                                               531,261,096
=============================================================================
TOTAL INVESTMENTS--97.63% (Cost
  $4,826,373,262)                                               4,961,920,069
=============================================================================
OTHER ASSETS LESS LIABILITIES--2.37%                              120,378,618
=============================================================================
NET ASSETS-100.00%                                             $5,082,298,687
_____________________________________________________________________________
=============================================================================

Investment Abbreviation:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Security traded at a discount. The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $4,826,373,262)*                             $4,961,920,069
-------------------------------------------------------------
Foreign currencies, at value (cost
  $30,634,855)                                     30,440,406
-------------------------------------------------------------
Receivables for:
  Investments sold                                148,478,767
-------------------------------------------------------------
  Variation margin                                    359,625
-------------------------------------------------------------
  Fund shares sold                                  1,935,216
-------------------------------------------------------------
  Dividends                                         2,639,098
-------------------------------------------------------------
Investment for deferred compensation plan             205,734
-------------------------------------------------------------
Collateral for securities loaned                  170,305,500
-------------------------------------------------------------
Other assets                                          113,505
=============================================================
    Total assets                                5,316,397,920
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            44,217,572
-------------------------------------------------------------
  Fund shares reacquired                           13,607,057
-------------------------------------------------------------
  Deferred compensation plan                          205,734
-------------------------------------------------------------
  Collateral upon return of securities loaned     170,305,500
-------------------------------------------------------------
Accrued distribution fees                           3,353,712
-------------------------------------------------------------
Accrued trustees' fees                                 10,048
-------------------------------------------------------------
Accrued transfer agent fees                         1,919,533
-------------------------------------------------------------
Accrued operating expenses                            480,077
=============================================================
    Total liabilities                             234,099,233
=============================================================
Net assets applicable to shares outstanding    $5,082,298,687
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $4,001,551,519
_____________________________________________________________
=============================================================
Class B                                        $  922,475,931
_____________________________________________________________
=============================================================
Class C                                        $  150,604,448
_____________________________________________________________
=============================================================
Institutional Class                            $    7,666,789
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           316,425,965
_____________________________________________________________
=============================================================
Class B                                            77,809,347
_____________________________________________________________
=============================================================
Class C                                            12,690,480
_____________________________________________________________
=============================================================
Institutional Class                                   582,738
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        12.65
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.65 divided by
      94.50%)                                  $        13.39
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        11.86
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        11.87
_____________________________________________________________
=============================================================
Institutional Class
  Net asset value and offering price per
    share                                      $        13.16
_____________________________________________________________
=============================================================

* At October 31, 2001, securities with an aggregate market value of $154,614,276 were on loan to brokers.


STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $143,741)                                   $    28,836,194
-------------------------------------------------------------
Dividends from affiliated money market funds       17,855,780
-------------------------------------------------------------
Interest                                              340,759
-------------------------------------------------------------
Security lending income                               406,289
=============================================================
    Total investment income                        47,439,022
=============================================================

EXPENSES:

Advisory fees                                      46,064,764
-------------------------------------------------------------
Administrative services fees                          392,623
-------------------------------------------------------------
Custodian fees                                        560,018
-------------------------------------------------------------
Distribution fees -- Class A                       17,315,069
-------------------------------------------------------------
Distribution fees -- Class B                       12,957,576
-------------------------------------------------------------
Distribution fees -- Class C                        2,097,259
-------------------------------------------------------------
Transfer agent fees -- Class A                     13,632,894
-------------------------------------------------------------
Transfer agent fees -- Class B                      3,157,246
-------------------------------------------------------------
Transfer agent fees -- Class C                        511,018
-------------------------------------------------------------
Transfer agent fees -- Institutional Class              1,683
-------------------------------------------------------------
Trustees' fees                                         42,264
-------------------------------------------------------------
Other                                               2,952,686
=============================================================
    Total expenses                                 99,685,100
=============================================================
Less: Fees waived                                    (584,500)
-------------------------------------------------------------
    Expenses paid indirectly                         (131,276)
=============================================================
    Net expenses                                   98,969,324
=============================================================
Net investment income (loss)                      (51,530,302)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        (2,600,552,854)
-------------------------------------------------------------
  Foreign currencies                                 (260,383)
-------------------------------------------------------------
  Futures contracts                               (19,026,047)
=============================================================
                                               (2,619,839,284)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (2,497,364,549)
-------------------------------------------------------------
  Foreign currencies                                  145,614
-------------------------------------------------------------
  Futures contracts                                (6,153,088)
=============================================================
                                               (2,503,372,023)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and futures contracts     (5,123,211,307)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(5,174,741,609)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001               2000
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $   (51,530,302)   $   (68,599,290)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                  (2,619,839,284)     1,506,816,288
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                  (2,503,372,023)      (520,884,199)
================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (5,174,741,609)       917,332,799
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (1,121,031,643)      (912,274,100)
------------------------------------------------------------------------------------------------
  Class B                                                        (257,775,222)      (156,090,644)
------------------------------------------------------------------------------------------------
  Class C                                                         (40,618,148)       (13,701,366)
------------------------------------------------------------------------------------------------
  Institutional Class                                              (2,238,331)       (12,672,994)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         270,194,498        927,796,775
------------------------------------------------------------------------------------------------
  Class B                                                         174,387,701        724,966,056
------------------------------------------------------------------------------------------------
  Class C                                                          38,305,460        221,312,749
------------------------------------------------------------------------------------------------
  Institutional Class                                                (703,710)      (100,840,055)
================================================================================================
    Net increase (decrease) in net assets                      (6,114,221,004)     1,595,829,220
================================================================================================

NET ASSETS:

  Beginning of year                                            11,196,519,691      9,600,690,471
================================================================================================
  End of year                                                 $ 5,082,298,687    $11,196,519,691
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 7,580,212,372    $ 7,150,137,050
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (433,499)          (388,227)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                           (2,626,460,881)     1,414,418,150
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                              128,980,695      2,632,352,718
================================================================================================
                                                              $ 5,082,298,687    $11,196,519,691
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
      On October 31, 2001, undistributed net investment income was increased by $51,485,030, undistributed net realized gains increased by $623,597 and paid in capital decreased by $52,108,627 as a result of differing book/tax treatment of foreign currency transactions, net operating loss reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

      The fund has a capital loss carryforward of $2,559,101,338 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $584,500. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $392,623 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $8,821,006 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $17,315,069, $12,957,576 and $2,097,259,
respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,462,679 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $163,986 in contingent deferred sales charges imposed on redemptions of Fund shares.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $14,465 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $131,276 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $131,276.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $154,614,276 were on loan to brokers. The loans were secured by cash collateral of $170,305,500 received by the Fund and subsequently invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2001, the Fund received fees of $406,289 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $16,742,023,593 and $17,443,346,004, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 382,656,037
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (320,621,870)
=========================================================
Net unrealized appreciation of
  investment securities                     $  62,034,167
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $4,899,885,902.


NOTE 8-FUTURES CONTRACTS

On October 31, 2001, $18,390,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of October 31, 2001 were as follows:

                                                       UNREALIZED
            NO. OF        MONTH/         MARKET       APPRECIATION
CONTRACT   CONTRACTS    COMMITMENT       VALUE       (DEPRECIATION)
--------   ---------   ------------   ------------   --------------
S&P 500       959       Dec-01/Long   $254,302,825    $(6,153,088)
___________________________________________________________________
===================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                           2001                              2000
                                                              ------------------------------    ------------------------------
                                                                SHARES           AMOUNT           SHARES           AMOUNT
                                                              -----------    ---------------    -----------    ---------------
Sold:
  Class A                                                      30,268,361    $   534,842,502     38,693,394    $ 1,218,409,892
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      13,914,532        238,827,916     26,508,143        797,286,477
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       4,329,075         74,411,514      8,102,015        244,073,425
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              96,341          1,778,918      1,045,908         33,206,382
==============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      50,737,569      1,049,729,056     29,963,538        854,837,292
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      12,575,383        245,330,006      5,414,678        148,085,997
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,001,892         39,096,945        480,423         13,149,166
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              98,123          2,101,806        428,931         12,554,823
==============================================================================================================================
Reacquired:
  Class A                                                     (82,325,956)    (1,314,377,060)   (36,659,424)    (1,145,450,409)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (20,537,177)      (309,770,221)    (7,393,719)      (220,406,418)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,874,492)       (75,202,999)    (1,209,352)       (35,909,842)
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (254,314)        (4,584,434)    (4,771,038)      (146,601,260)
==============================================================================================================================
                                                                6,029,337    $   482,183,949     60,603,497    $ 1,773,235,525
______________________________________________________________________________________________________________________________
==============================================================================================================================


NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                                 2001        2000(a)         1999          1998          1997
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    28.16    $    28.31    $    21.72    $    22.72    $    20.19
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.10)        (0.14)        (0.10)         0.02          0.01
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (11.87)         3.18          8.16          2.38          4.82
================================================================================================================================
    Total from investment operations                              (11.97)         3.04          8.06          2.40          4.83
================================================================================================================================
Less distributions:
  Dividends from net investment income                                --            --         (0.01)           --         (0.06)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (3.54)        (3.19)        (1.46)        (3.40)        (2.24)
================================================================================================================================
    Total distributions                                            (3.54)        (3.19)        (1.47)        (3.40)        (2.30)
================================================================================================================================
Net asset value, end of period                                $    12.65    $    28.16    $    28.31    $    21.72    $    22.72
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   (47.38)%       10.61%        38.62%        12.34%        26.83%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,001,552    $8,948,781    $8,089,739    $6,094,178    $5,810,582
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.21%(c)      1.03%         1.03%         1.04%         1.07%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.22%(c)      1.07%         1.08%         1.09%         1.11%
================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.56)%(c)    (0.45)%       (0.38)%        0.07%         0.07%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                              240%          145%          124%          125%          128%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $5,771,689,798.

                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                2001       2000(a)       1999(a)      1998(a)     1997(a)
                                                              --------    ----------    ----------    --------    --------
Net asset value, beginning of period                          $  26.82    $    27.29    $    21.12    $  22.34    $  19.98
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.21)        (0.36)        (0.30)      (0.15)      (0.15)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (11.21)         3.08          7.93        2.33        4.75
==========================================================================================================================
    Total from investment operations                            (11.42)         2.72          7.63        2.18        4.60
==========================================================================================================================
Less distributions from net realized gains                       (3.54)        (3.19)        (1.46)      (3.40)      (2.24)
==========================================================================================================================
Net asset value, end of period                                $  11.86    $    26.82    $    27.29    $  21.12    $  22.34
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 (47.75)%        9.76%        37.59%      11.45%      25.78%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $922,476    $1,927,514    $1,291,456    $705,750    $486,105
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.92%(c)      1.78%         1.82%       1.83%       1.87%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.93%(c)      1.82%         1.87%       1.87%       1.91%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.27)%(c)    (1.20)%       (1.17)%    (0.72)%     (0.73)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                            240%          145%          124%        125%        128%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $1,295,757,605.

                                                                                         CLASS C
                                                              -------------------------------------------------------------
                                                                                                             AUGUST 4, 1997
                                                                                                              (DATE SALES
                                                                        YEAR ENDED OCTOBER 31,                 COMMENCED)
                                                              -------------------------------------------    TO OCTOBER 31,
                                                                2001      2000(a)     1999(a)     1998(a)       1997(a)
                                                              --------    --------    --------    -------    --------------
Net asset value, beginning of period                          $  26.85    $  27.30    $  21.14    $ 22.34        $22.83
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.21)      (0.36)      (0.30)     (0.15)        (0.04)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (11.23)       3.10        7.92       2.35         (0.45)
===========================================================================================================================
    Total from investment operations                            (11.44)       2.74        7.62       2.20         (0.49)
===========================================================================================================================
Less distributions from net realized gains                       (3.54)      (3.19)      (1.46)     (3.40)           --
===========================================================================================================================
Net asset value, end of period                                $  11.87    $  26.85    $  27.30    $ 21.14        $22.34
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                 (47.77)%      9.83%      37.50%     11.54%        (2.15)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $150,604    $301,590    $105,420    $23,107        $2,326
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.92%(c)     1.78%      1.82%      1.83%         1.84%(d)
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.93%(c)     1.82%      1.87%      1.87%         1.88%(d)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.27)%(c)    (1.20)%    (1.17)%   (0.72)%       (0.70)%(d)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            240%        145%        124%       125%          128%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $209,725,887.
(d)  Annualized.

WEINGARTEN FUND

                        REPORT OF INDEPENDENT AUDITORS

                        To the Shareholders of AIM Weingarten Fund and Board of Trustees of AIM Equity Funds:

                        We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statements of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights
                             We conducted our audit in accordance with auditing
                        standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                             In our opinion, the 2001 financial statements and
                        financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                        ERNST & YOUNG LLP

                        Houston, Texas
                        December 10, 2001

                                WEINGARTEN FUND


BOARD OF TRUSTEES                                     OFFICERS                                 OFFICE OF THE FUND

Robert H. Graham                                      Robert H. Graham                         11 Greenway Plaza
Chairman, President and                               Chairman and President                   Suite 100
Chief Executive Officer                                                                        Houston, TX 77046
A I M Management Group Inc.                           Carol F. Relihan
                                                      Senior Vice President and Secretary      INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                             Gary T. Crum                             A I M Advisors, Inc.
                                                      Senior Vice President                    11 Greenway Plaza
Bruce L. Crockett                                                                              Suite 100
Director                                              Dana R. Sutton                           Houston, TX 77046
ACE Limited;                                          Vice President and Treasurer
Formerly Director, President, and                                                              SUB-ADVISOR
Chief Executive Officer                               Melville B. Cox
COMSAT Corporation                                    Vice President                           A I M Capital Management, Inc.
                                                                                               11 Greenway Plaza
Owen Daly II                                          Edgar M. Larsen                          Suite 100
Formerly, Director                                    Vice President                           Houston, TX 77046
Cortland Trust, Inc.
                                                      Mary J. Benson                           TRANSFER AGENT
Albert R. Dowden                                      Assistant Vice President and
Chairman, The Cortland Trust, Inc. and                Assistant Treasurer                      A I M Fund Services, Inc.
DHJ Media, Inc.; and                                                                           P.O. Box 4739
Director, Magellan Insurance Company,                 Sheri Morris                             Houston, TX 77210-4739
Formerly Director, President and                      Assistant Vice President and
Chief Executive Officer,                              Assistant Treasurer                      CUSTODIAN
Volvo Group North America, Inc.; and
Senior Vice President, AB Volvo                                                                State Street Bank and Trust Company
                                                                                               225 Franklin Street
Edward K. Dunn Jr.                                                                             Boston, MA 02110
Formerly, Chairman, Mercantile Mortgage Corp.;
Vice Chairman and President,                                                                   COUNSEL TO THE FUND
Mercantile-Safe Deposit & Trust Co.; and
President, Mercantile Bankshares                                                               Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Jack M. Fields                                                                                 1735 Market Street
Chief Executive Officer                                                                        Philadelphia, PA 19103
Twenty First Century Group, Inc.;
Formerly Member                                                                                COUNSEL TO THE TRUSTEES
of the U.S. House of Representatives
                                                                                               Kramer, Levin, Naftalis & Frankel LLP
Carl Frischling                                                                                919 Third Avenue
Partner                                                                                        New York, NY 10022
Kramer, Levin, Naftalis & Frankel LLP
                                                                                               DISTRIBUTOR
Prema Mathai-Davis
Member, Visiting Committee,                                                                    A I M Distributors, Inc.
Harvard University Graduate School                                                             11 Greenway Plaza
of Education, New School University;                                                           Suite 100
Formerly Chief Executive Officer,                                                              Houston, TX 77046
YWCA of the U.S.A.
                                                                                               AUDITORS
Lewis F. Pennock
Partner, Pennock & Cooper                                                                      Ernst & Young LLP
                                                                                               1221 McKinney, Suite 2400
Ruth H. Quigley
Private Investor                                                                               Houston, TX 77010-2007

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership


REQUIRED FEDERAL INCOME TAX INFORMATION -- UNAUDITED

The Fund distributed capital gains of $1,421,300,129 for the Fund's tax year ended October 31, 2001, which will be taxed as long-term gain.

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                                  EQUITY FUNDS


        DOMESTIC EQUITY                 INTERNATIONAL/GLOBAL EQUITY                   A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry since
        MORE AGGRESIVE                         MORE AGGRESIVE                         1976 and managed approximately $141 billion
                                                                                      in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)          AIM Developing Markets                        including individual investors, corporate
AIM Mid Cap Opportunities(1)            AIM European Small Company                    clients and financial institutions, as of
AIM Large Cap Opportunities(1)          AIM Asian Growth                              September 30, 2001.
AIM Emerging Growth                     AIM International Emerging Growth                 The AIM Family of Funds--Registered
AIM Small Cap Growth                    AIM Global Aggressive Growth                  Trademark-- is distributed nationwide, and
AIM Aggressive Growth                   AIM European Development                      AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                      AIM Euroland Growth                           complex in the United States in assets under
AIM Dent Demographic Trends             AIM International Equity                      management, according to Strategic Insight,
AIM Constellation                       AIM Global Growth                             an independent mutual fund monitor. AIM is a
AIM Large Cap Growth                    AIM Worldwide Spectrum                        subsidiary of AMVESCAP PLC, one of the
AIM Weingarten                          AIM Global Trends                             world's largest independent financial
AIM Small Cap Equity                    AIM International Value(3)                    services companies with $361 billion in
AIM Capital Development                                                               assets under management as of September 30,
AIM Charter                                                                           2001.
AIM Mid Cap Equity                            MORE CONSERVATIVE
AIM Select Equity(2)
AIM Value II                                 SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                  MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value               AIM New Technology
AIM Balanced                            AIM Global Telecommunications and Technology
AIM Basic Balanced                      AIM Global Energy(4)
                                        AIM Global Infrastructure
      MORE CONSERVATIVE                 AIM Global Financial Services
                                        AIM Global Health Care
                                        AIM Global Utilities
                                        AIM Real Estate(5)

                                              MORE CONSERVATIVE

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TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

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AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

   MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

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